Exhibit 99.1

Greenidge Generation Reports First Quarter 2023

First Quarter 2023 Highlights

•Results in line with guidance provided on April 21, 2023
•Total revenue was $15.2 million
•Cryptocurrency datacenter hosting revenue was $6.9 million, and Cryptocurrency datacenter self-mining revenue was $6.5 million
•GAAP net loss from continuing operations was $8.8 million
•Adjusted EBITDA loss from continuing operations of $1.1 million
•Cryptocurrency datacenter operations produced 698 bitcoins in the first quarter; 393 bitcoins produced for colocation and 305 bitcoins were produced for self-mining
•Operated active mining capacity of approximately 2.5 EH/s from 24,700 miners as of March 31, 2023
•Cash of $17.0 million as of March 31, 2023

Adjusted EBITDA loss continuing operations is a non-GAAP measure. See the table attached to this press release for a reconciliation from GAAP to non-GAAP measures and “Use of Non-GAAP Information” below for more details.

Fairfield, Conn. – May 15, 2023 – Greenidge Generation Holdings Inc. (NASDAQ: GREE) (“Greenidge” or the “Company”), a vertically integrated cryptocurrency datacenter and power generation company, today announced financial and operating results for the first quarter of 2023.

“Our results for the first quarter of 2023 are consistent with the estimates we released in April,” said Dave Anderson, Chief Executive Officer of Greenidge. “During the first quarter of 2023, we have effectively transitioned our business to a lower risk profile, which has allowed us to continue to participate in the upside of increases to bitcoin prices enabling us to significantly reduce our Adjusted EBITDA loss from continuing operations when comparing to the fourth quarter of 2022 and improving liquidity due to significantly reduced debt service.”

First Quarter 2023 Financial Results

Greenidge’s revenue for the first quarter was $15.2 million, down 48% compared to the prior year. Cryptocurrency datacenter hosting revenue was $6.9 million as compared to none in the prior year. Cryptocurrency datacenter self-mining revenue was $6.5 million, down 72% versus the prior year as Greenidge transitioned its capacity towards datacenter hosting during the first quarter of 2023. Power and Capacity revenue was $1.8 million, down 70% compared to the prior year. Greenidge’s cryptocurrency datacenter operations produced 698 bitcoins during the first quarter, compared to 561 bitcoins in the first quarter of the prior year.

As of March 31, 2023, Greenidge operated approximately 24,700 active miners with an aggregate hash rate capacity of approximately 2.5 EH/s.

Net loss from continuing operations was $8.8 million for the first quarter as compared to $1.7 million in the first quarter of the prior year. Adjusted EBITDA loss for the first quarter was $1.1 million compared to the prior year first quarter Adjusted EBITDA of $7.3 million. The lower average bitcoin prices and higher difficulty levels on the blockchain network in 2023 as compared to 2022 more than offset the increased hash rate capacity. Additionally, a milder winter season in 2023 impacted the year-over-year comparison of profitablilty.

As of March 31, 2023, Greenidge had cash of $17.0 million and debt balance of $97.3 million, which was reduced from $157.5 million as of December 31, 2022.

About Greenidge Generation Holdings Inc.
Greenidge Generation Holdings Inc. (NASDAQ: GREE) is a vertically integrated cryptocurrency datacenter and power generation company.

Use of Non-GAAP Information
To provide investors and others with additional information regarding Greenidge’s financial results, Greenidge has disclosed in this press release a certain non-GAAP operating performance measure of Adjusted EBITDA (loss) from continuing operations. Adjusted EBITDA (loss) from continuing operations is defined as (loss) income from continuing operations before taxes plus interest and depreciation and amortization, which is then adjusted for stock-based compensation, other special items determined by management, including, but not limited to business expansion costs, impairments of long-lived assets, remeasurement of environmental liabilities, restructuring, debt extinguishment and costs to restructure debt. This non-GAAP financial measure is a supplement to and not a substitute for or superior to, the Company’s results presented in accordance with U.S. GAAP. The non-GAAP financial measure presented by the Company may be different from non-GAAP financial measures presented by other companies. Specifically, the Company believes the non-GAAP information provides a useful measure to investors regarding the Company’s financial performance by excluding certain costs and expenses that the Company believes are not indicative of its core operating results. The presentation of this non-GAAP financial measure is not meant to be considered in isolation or as a substitute for results or guidance prepared and presented in accordance with U.S. GAAP. A reconciliation of the non-GAAP financial measure to U.S. GAAP results is included herein.

Forward-Looking Statements
This press release includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws. These forward-looking statements involve uncertainties that could significantly affect Greenidge’s financial or operating results. These forward-looking statements may be identified by terms such as “anticipate,” “believe,” “continue,” “foresee,” “expect,” “intend,” “plan,” “may,” “will,” “would,” “could,” and “should,” and the negative of these terms or other similar expressions. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Forward-looking statements in this press release include, among other things, statements regarding the business plan, business strategy and operations of Greenidge in the future. In addition, all statements that address operating performance and future performance, events or developments that are expected or anticipated to occur in the future are forward-looking statements. Forward-looking statements are subject to a number of risks, uncertainties and assumptions. Matters and factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements include but are not limited to the matters and factors described in Part I, Item 1A. “Risk Factors” of Greenidge’s Annual Report on Form 10-K, Part II, Item 1A. “Risk Factors” of Greenidge’s Quarterly Report on Form-10-Q, and its other filings with the Securities and Exchange Commission. Consequently, all of the forward-looking statements made in this press release are qualified by the information contained under this caption. No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements in this press release. You should not put undue reliance on forward-looking statements. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, the actual results, performance, or achievements of Greenidge could differ materially from the results expressed in, or implied by, any forward-looking statements. All forward-looking statements speak only as of the date of this press release and Greenidge does not assume any duty to update or revise any forward-looking statements included in this press release, whether as a result of new information, the occurrence of future events, uncertainties or otherwise, after the date of this press release.

For further information, please contact:

Investor Relations
investorrelations@greenidge.com

Media Inquiries
media@greenidge.com

Greenidge Generation Holdings Inc. and Subsidiaries
Consolidated Statements of Operations
For the Three Months Ended March 31, 2023 and 2022
Amounts denoted in thousands
	Three Moths Ended March 31,
	2023	2022
REVENUE:
Datacenter hosting	$6,944	$—
Cryptocurrency mining	6,451	23,232
Power and capacity	1,762	5,923
Total revenue	15,157	29,155
OPERATING COSTS AND EXPENSES:
Cost of revenue - hosting services (exclusive of depreciation and amortization)	4,671	—
Cost of revenue - self mining (exclusive of depreciation and amortization)	3,248	8,456
Cost of revenue - power and capacity (exclusive of depreciation and amortization)	1,816	4,023
Selling, general and administrative	9,013	11,809
Depreciation and amortization	3,820	3,653
Gain on sale of assets	(1,744)	—
Total operating costs and expenses	20,824	27,941
(Loss) income from operations	(5,667)	1,214
Other income (expense), net:
Interest expense, net	(3,573)	(3,353)
Gain (loss) on sale of digital assets	398	(5)
Other income, net	—	16
Total other expense, net	(3,175)	(3,342)
Loss from continuing operations before taxes	(8,842)	(2,128)
Benefit for income taxes	—	(381)
Net loss from continuing operations	(8,842)	(1,747)
Loss from discontinued operations, net of tax	671	1,318
Net loss	$(8,171)	$(429)

Reconciliation of Net loss from continuing operations to Adjusted EBITDA (loss) from Continuing Operations:
Net loss from continuing operations	$(8,842)	$(1,747)
Benefit for income taxes	—	(381)
Interest expense, net	3,573	3,353
Depreciation and amortization	3,820	3,653
EBITDA (loss) from continuing operations	$(1,449)	$4,878
Stock-based compensation	481	362
Gain on sale of assets	(1,744)	—
Debt restructuring costs	1,617	—
Expansion costs	—	2,104
Adjusted EBITDA (loss) from continuing operations	$(1,095)	$7,344

Greenidge Generation Holdings Inc. and Subsidiaries
Consolidated Balance Sheets
March 31, 2023 and December 31, 2022
Amounts denoted in thousands
	March 31, 2023 (Unaudited)	December 31, 2022
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$17,046	$15,217
Digital assets	19	348
Accounts receivable	42	2,696
Prepaid expenses	4,846	6,266
Emissions and carbon offset credits	960	1,260
Income tax receivable	—	798
Current assets held for sale	1,833	6,473
Total current assets	24,746	33,058
LONG-TERM ASSETS:
Property and equipment, net	69,800	130,417
Other long-term assets	448	292
Total assets	$94,994	$163,767

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable	$4,935	$9,608
Accrued emissions expense	5,081	6,052
Accrued expenses	5,546	11,327
Short-term environmental liability	1,100	600
Long-term debt, current portion	5,358	67,161
Current liabilities held for sale	2,154	3,974
Total current liabilities	24,174	98,722
LONG-TERM LIABILITIES:
Long-term debt, net of current portion and deferred financing fees	85,949	84,585
Environmental liability	26,900	27,400
Other long-term liabilities	3,595	107
Total liabilities	140,618	210,814
STOCKHOLDERS' EQUITY:	(45,624)	(47,047)
Total liabilities and stockholders' equity	$94,994	$163,767
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